SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 1996



                   PHP HEALTHCARE CORPORATION
     ______________________________________________________
     (Exact name of registrant as specified in its charter)



          Delaware                0-16235             54-1023168
____________________________  ________________  ______________________
(State or other jurisdiction  (Commission File    (IRS Employer
    of incorporation)             Number)       Identification Number)


        11440 Commerce Park Drive, Reston, Virginia 22091
        _________________________________________________
            (Address of principal executive offices)

Registrant's telephone number, including area code: (703) 758-3600

Former name or former address, if changed since last report:
     Not applicable
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ITEM 5.   OTHER EVENTS

          Attached and incorporated herein by reference as
Exhibit 99.1 is a press release dated July 11, 1996 containing the financial results of PHP Healthcare Corporation (the
"Company") for the years ended April 30, 1995 and April 30, 1996.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibits are furnished as part of this report.


     Exhibit                  Description

     99.1 Press release dated July 11, 1996 containing the financial results of the Company for the years ended April 30, 1995 and April 30, 1996.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PHP HEALTHCARE CORPORATION
                              Registrant


                              By:  /s/ Anthony M. Picini
                                  ___________________________
Dated:    July 11, 1996       Name:     Anthony M. Picini
                              Title:    Senior Vice President and
                                        Chief Financial Officer

                          EXHIBIT INDEX



     Exhibit                  Description

     99.1 Press release dated July 11, 1996 containing the financial results of the Company for the years ended April 30, 1995 and April 30, 1996.